Exhibit 99.3

Bread Financial™ Teams Up with the New York Yankees® to Offer Co-Brand Credit Card,
Rewards Program for Loyal Fans
The New York Yankees Mastercard® Credit Card will provide cardholders with exclusive experiences and unique benefits from their favorite team

COLUMBUS, Ohio – Jan. 26, 2023 – Bread Financial (NYSE: BFH), a tech-forward financial services company that provides simple, personalized payment, lending and saving solutions, today announced a multi-year co-brand credit card agreement with the New York Yankees, one of America’s most iconic sports franchises. Launching prior to the start of the 2023 Major League Baseball season, the New York Yankees Mastercard will reward loyal fans for their purchases with exclusive benefits.

Cardholders can earn 5% back on all purchases made at Yankee Stadium concessions and shops, 3% on dining, gas, rideshare and transit, and 1% on all other purchases. Bread Financial worked with the New York Yankees to understand its fans’ preferences, interests and motivators to develop a rewards program, Pinstripe Rewards, which will launch in tandem with the card. Cardholders can redeem their earned points for game tickets and exclusive experiences like access to alumni dinners, stadium tours, pre-game meet and greets, memorabilia and much more.

The New York Yankees will leverage Bread Financial’s digital capabilities, including in-stadium QR codes, so fans can quickly and easily apply for the card. Once approved, fans can immediately add the card to their digital wallets to begin saving and earning rewards at the game.

“Bread Financial is proud to be working with the New York Yankees by providing this unique co-brand credit card offering that will help drive fan engagement, loyalty and sales for their organization while also delivering a highly compelling value proposition for its cardholders,” said Val Greer, EVP and chief commercial officer, Bread Financial. “We are so pleased to extend our credit and loyalty products to one of the world’s most recognized and respected sports franchises and look forward to delivering a compelling offering that excites their fans on and off the field.”

"The New York Yankees are excited to leverage the expertise and insight of Bread Financial, which can offer our fans a customized and straightforward credit card experience,” said Michael Tusiani, SVP of partnerships, New York Yankees. “Additionally, the rewards and benefits program associated with the New York Yankees Mastercard is sure to be a win for fans both inside and outside of the Stadium.”

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About Bread Financial™
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Through its Comenity-branded financial services, Bread Financial also offers credit and savings products to consumers.

Headquartered in Columbus, Ohio, Bread Financial is powered by its 6,000+ global associates and is committed to sustainable business practices. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.

About the New York Yankees
Founded in 1903, the New York Yankees are the most successful and popular team in Major League Baseball history, having won 27 championships while appearing in 40 World Series. The club plays its home games at Yankee Stadium, which is one of New York City’s most-frequented tourist destinations and home to numerous non-baseball events, including college football’s Bad Boy Mowers Pinstripe Bowl. As a result of their on-field accomplishments and iconic interlocking “NY” logo, the New York Yankees are among the most recognized brands in the world.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession, and the related impact on consumer payment rates, savings rates and other behavior; global political and public health events and conditions, including the ongoing war in Ukraine and the continuing effects of the global COVID-19 pandemic; future credit performance, including the level of future delinquency and write-off rates; the loss of, or reduction in demand from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; inaccuracies in the models and estimates on which we rely, including the amount of our Allowance for credit losses and our credit risk management models; the inability to realize the intended benefits of acquisitions, dispositions and other strategic initiatives, including the spinoff of our former LoyaltyOne® segment; our level of indebtedness and ability to access financial or capital markets; pending and future legislation, regulation, supervisory guidance, and regulatory and legal actions, including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; and failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise.  The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”  in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Additional information will also be set forth in our Annual Report on Form 10-K for the year ended December 31, 2022. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

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Contacts
Rachel Stultz — Media
Rachel.Stultz@breadfinancial.com